SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 14, 2003

DIRECTV HOLDINGS LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-106529 (Commission File Number)	25-1902628 (I.R.S. Employer Identification No.)

2230 East Imperial Highway El Segundo, California (Address of Principal Executive offices)		90245 (Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Exhibit

99.1	Press Release, dated October 14, 2003

Item 12.	Results of Operations and Financial Condition

On October 14, 2003, a news release was issued by Hughes Electronics Corporation, which contained information regarding the third quarter consolidated financial results of DIRECTV Holdings LLC (“DIRECTV”). The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of DIRECTV’s Quarterly Report on Form 10-Q. A copy of the press release relating to such announcement, dated October 14, 2003, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV HOLDINGS LLC

Date:	October 14, 2003	By:	/s/ MICHAEL W. PALKOVIC

		Name:	Michael W. Palkovic
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated October 14, 2003